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                                                                  Exhibit 10.10

ABLE OIL CO.                                                 Fax (973) 579-9315
38 Diller Avenue                                      Newton     (973) 383-7220
Newton, NJ 078 60                                     Blairstown (908) 362-7279


                             CONFIRMATION ORDER FORM
                            1999-2000 PLANNED GALLONS
                                 LOCKED IN PRICE

(   ) ORIGINAL CONFIRMATION         (  ) REVISED CONFIRMATION



ACCT#_______________________                TYPE_______________________

NAME__________________________________________________________

ADDRESS_______________________________________________________

TOWN_____________________________           STATE_________    ZIP_______



ORDER                      ORIGINAL ORDER                      REVISED

#GALLONS PURCHASED         _______________                    ___________

PRICE PER GALLON           $______________                    ___________

AMOUNT DUE FOR

PLANNED GALLONS            $______________                    $__________

PRESENT BALANCE

ON ACCOUNT                 $______________                    $__________

TOTAL DOLLARS DUE          $______________                    $__________


PLEASE SEND ME APPLICATION TO GO ON AUTOMATIC OIL DELIVERY    YES____ NO____


Please verify the above information for accuracy, then sign and return one copy of this form along with your payment to our office in the enclosed envelope. If you would like to change the above gallon amount you want to order, please indicate by filling out the second column, totaling it, and initial the new order.


The planned price per gallon will take effect only upon our receipt of your agreed-upon payment. Any previous balance must be paid in full prior to the start of this plan. Any service balance due must be paid separately. This offer can not be combined with any other offer. Thank you for your continued patronage.


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CUSTOMER SIGNATURE                    ABLE OIL COMPANY SIGNATURE

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DATE                                           DATE